EXHIBIT 99.1

FANNIE MAE
MONTHLY SUMMARY

January 2005

HIGHLIGHTS FOR JANUARY INCLUDE:

•	Total business volume was $48.1 billion in January compared with $50.7 billion the previous month.

•	Mortgage portfolio sales rose to $6.4 billion as historically tight mortgage-to-debt spreads provided economically attractive opportunities to sell portfolio assets.

•	Portfolio purchases were $11.1 billion, compared with $13.0 billion in December.

•	The mortgage portfolio declined at a 16.8 percent annualized rate in January, compared with a 10.1 percent decline in December 2004. Outstanding MBS grew at a 12.0 percent annualized rate in January compared with 8.5 percent in December as a result of mortgage portfolio sales and a reduction in Fannie Mae MBS purchases.

•	The conventional single-family delinquency rate fell one basis point to 0.63 percent in December. The multifamily delinquency rate remained stable at 0.10 percent.

•	The duration gap on Fannie Mae’s mortgage portfolio averaged a minus one month in January, for the third consecutive month.

BUSINESS BALANCES AND GROWTH ($ in Millions) 1/

	Mortgage Portfolio, Gross 2/		Outstanding MBS 3/		Book of Business
	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/
February 2004	$882,124	(6.1%)	$1,335,714	16.6%	$2,217,838	7.0%
March 2004	880,911	(1.6%)	1,345,892	9.5%	2,226,803	5.0%
April 2004	880,481	(0.6%)	1,353,399	6.9%	2,233,880	3.9%
May 2004	878,386	(2.8%)	1,354,160	0.7%	2,232,546	(0.7%)
June 2004	891,210	19.0%	1,360,045	5.3%	2,251,255	10.5%
July 2004	892,724	2.1%	1,363,317	2.9%	2,256,041	2.6%
August 2004	895,428	3.7%	1,368,918	5.0%	2,264,345	4.5%
September 2004	904,543	12.9%	1,377,680	8.0%	2,282,223	9.9%
October 2004	913,246	12.2%	1,386,272	7.7%	2,299,518	9.5%
November 2004	912,608	(0.8%)	1,393,205	6.2%	2,305,813	3.3%
December 2004	904,555	(10.1%)	1,402,761	8.5%	2,307,316	0.8%
Full year 2004	$904,555	0.7%	$1,402,761	7.9%	$2,307,316	4.9%

January 2005	$890,834	(16.8%)	$1,416,038	12.0%	$2,306,871	(0.2%)

BUSINESS VOLUMES ($ in Millions) 1/

	MBS
			Total	Fannie Mae	MBS Issues
	Single-family	Multifamily	Lender-originated	MBS	Acquired	Portfolio	Business
	Issues	Issues	Issues 5/	Purchases 6/	by Others	Purchases	Volume
February 2004	$38,605	$200	$38,804	$181	$38,624	$12,170	$50,794
March 2004	44,345	1,019	45,365	6,507	38,858	20,260	59,118
April 2004	56,117	424	56,541	10,198	46,344	27,448	73,792
May 2004	57,629	931	58,559	10,670	47,889	26,686	74,575
June 2004	52,981	711	53,692	13,330	40,362	37,164	77,526
July 2004	38,719	916	39,636	5,676	33,960	21,618	55,578
August 2004	34,685	276	34,961	4,676	30,285	21,787	52,072
September 2004	40,647	224	40,870	5,074	35,796	27,661	63,457
October 2004	37,594	694	38,289	3,665	34,623	27,142	61,766
November 2004	35,739	520	36,259	2,717	33,542	19,121	52,662
December 2004	38,941	434	39,375	1,642	37,732	13,016	50,748
Full year 2004	$520,292	$6,854	$527,146	$64,604	$462,542	$262,647	$725,189

January 2005	$35,440	$2,016	$37,457	$451	$37,006	$11,095	$48,101

MORTGAGE PORTFOLIO COMMITMENTS, PURCHASES, AND SALES ($ in Millions) 1/

		Purchases				Mortgage
	Retained	Single-		Total		Portfolio
	Commitments	family	Multifamily	Purchases	Net Yield 7/	Sales
February 2004	$12,576	$11,834	$337	$12,170	3.68%	$1,326
March 2004	29,411	19,406	854	20,260	4.53%	1,023
April 2004	28,860	25,997	1,451	27,448	4.37%	1,583
May 2004	28,389	25,461	1,226	26,686	4.55%	885
June 2004	29,668	34,775	2,389	37,164	4.44%	1,695
July 2004	19,504	20,667	950	21,618	4.44%	681
August 2004	24,683	20,747	1,040	21,787	4.14%	1,932
September 2004	30,783	24,193	3,468	27,661	3.61%	1,195
October 2004	19,356	23,109	4,034	27,142	3.59%	941
November 2004	11,887	16,634	2,486	19,121	4.16%	1,511
December 2004	9,330	10,980	2,036	13,016	4.71%	1,653
Full year 2004	$256,144	$241,800	$20,848	$262,647	4.22%	$16,449

January 2005	$797	$7,783	$3,312	$11,095	4.40%	$6,360

1/	Represents unpaid principal balance.
2/	Excludes mark-to-market adjustments, deferred balances and allowance for losses. Includes $479 billion of Fannie Mae MBS as of January 31, 2005.
3/	MBS held by investors other than Fannie Mae’s portfolio.
4/	Growth rates are compounded.
5/	Excludes MBS issued from Fannie Mae’s portfolio, which was $1,840 million in January 2005.
6/	Included in total portfolio purchases.
7/	Yields shown on a taxable-equivalent basis.

Numbers may not foot due to rounding.

1

LIQUIDATIONS ($ in Millions) 1/					DELINQUENCY RATES
	Mortgage Portfolio		Outstanding MBS		Single-family Conventional 2/
	Liquidations		Liquidations
					Non-Credit	Credit		Multifamily
	Amount	Annual Rate	Amount	Annual Rate	Enhancement 3/	Enhancement 4/	Total 5/	Total 6/
February 2004	$15,419	20.92%	$22,948	20.75%	0.31%	1.70%	0.61%	0.24%
March 2004	20,444	27.83%	29,702	26.58%	0.30%	1.62%	0.58%	0.17%
April 2004	26,086	35.54%	40,419	35.94%	0.29%	1.58%	0.56%	0.16%
May 2004	27,917	38.09%	48,013	42.56%	0.29%	1.61%	0.57%	0.14%
June 2004	22,783	30.90%	36,063	31.89%	0.29%	1.62%	0.57%	0.14%
July 2004	19,467	26.19%	31,363	27.64%	0.29%	1.65%	0.57%	0.13%
August 2004	17,179	23.06%	26,442	23.23%	0.30%	1.67%	0.58%	0.13%
September 2004	17,361	23.15%	27,168	23.74%	0.30%	1.72%	0.59%	0.12%
October 2004	17,529	23.14%	26,970	23.42%	0.32%	1.77%	0.62%	0.12%
November 2004	18,295	24.05%	28,104	24.27%	0.33%	1.84%	0.64%	0.10%
December 2004	19,449	25.69%	29,779	25.56%	0.33%	1.84%	0.63%	0.10%
Full year 2004	$240,201	26.87%	$374,688	27.58%

January 2005	$18,480	24.70%	$30,063	25.60%

AVERAGE INVESTMENT BALANCES ($ in Millions)

	Net	Liquid	Total Net
	Mortgages	Investments	Investments
February 2004	$883,892	$63,749	$947,641
March 2004	876,205	66,996	943,201
April 2004	870,446	75,787	946,232
May 2004	866,855	82,711	949,567
June 2004	873,386	71,698	945,084
July 2004	883,135	63,078	946,213
August 2004	887,471	64,853	952,324
September 2004	895,590	69,256	964,846
October 2004	903,065	61,445	964,510
November 2004	907,233	62,836	970,069
December 2004	904,200	58,877	963,077
YTD 2004	$886,699	$67,510	$954,208

January 2005	$891,533	$66,667	$958,200

INTEREST RATE RISK DISCLOSURE

Effective
Duration Gap 7/
(in months)
February 2004	-1
March 2004	0
April 2004	3
May 2004	3
June 2004	2
July 2004	0
August 2004	-2
September 2004	-2
October 2004	0
November 2004	-1
December 2004	-1
January 2005	-1

*Note:	Fannie Mae’s monthly summary excludes net interest income at risk information. On December 15, 2004, the Office of the Chief Accountant of the Securities and Exchange Commission (the “SEC”) issued a statement (the “Statement”) regarding a review of certain accounting issues relating to Fannie Mae, including a determination by the SEC that Fannie Mae should restate its financial statements to eliminate the use of hedge accounting. The restatement will affect Fannie Mae’s net interest income at risk information. On December 16, 2004, Fannie Mae filed a Current Report on Form 8-K with the SEC that includes a copy of the Statement.

1/	Represents unpaid principal balance.
2/	Includes conventional loans three or more months delinquent or in foreclosure process as a percent of the number of loans.
3/	Loans without primary mortgage insurance or any credit enhancements.
4/	Loans with primary mortgage insurance and other credit enhancements.
5/	Total of single-family non-credit enhanced and credit enhanced loans.
6/	Includes loans and securities 60 days or more past due and is calculated based on mortgage credit book of business.
7/	The duration gap is a weighted average for the month.

Numbers may not foot due to rounding.

2

The information presented in this report is unaudited and includes, in the opinion of management, all adjustments (consisting of normally recurring accruals) necessary for a fair presentation. Fannie Mae has announced that its previously issued financial statements and information should no longer be relied upon in light of the SEC’s determination that the financial statements were prepared applying accounting practices that did not comply with generally accepted accounting principles, or GAAP. Fannie Mae has also announced that it will restate its previously issued financial statements and that its audit committee has approved the engagement of new auditors to serve as Fannie Mae’s independent auditors for 2001 through 2004. It is possible that the re-audit and restatement of Fannie Mae’s financial statements may result in changes to some of the information in this report.

For more information about the restatement and the reaudit, please see the Form 8-Ks Fannie Mae filed with the SEC on December 22, 2004 and January 4, 2005. For more information regarding Fannie Mae, please visit www.fanniemae.com or contact us at (202) 752-7115.